Exhibit 10.1                   Bridge Gap Konsult - Rival Technologies

Pilot Project Financing Agreement

(non-recourse)

This Agreement made as of the   7th day of December 2009

BETWEEN:

Bridge Gap Konsult, an Alberta corporation, with an office at

Suite 1200, 340 – 12 Avenue, S.W., Calgary Alberta, Canada T2R 1L5

(herein called "Bridge Gap")

 OF THE FIRST PART

AND:

Rival Technologies Inc., a Nevada corporation, with an office at

375 N. Stephanie Street, Suite 1411, Henderson, Nevada, USA, 89014

(herein called "Rival")

OF THE SECOND PART

WHEREAS:

(a)

Bridge Gap agrees to provide  Rival, Stage One project financing in the amount of USD $6,000,000 in accordance with  Schedule A - TRU Process Pilot Plant dated December 1, 2009  and;

(b)

Upon completion and detailed review of costs for Stage One, Bridge Gap agrees to provide  Rival, Stage Two project financing in the amount of USD $16,000,000 in accordance with  Schedule A - TRU Process Pilot Plant dated December 1, 2009, and;

(c)

Upon completion of Stage Two,  a detailed review of costs and agreed upon selection of a suitable operating partner,  Bridge Gap agrees to provide  Rival Stage Three project financing in the amount of USD $115,000,000 in accordance with  Schedule A - TRU Process Pilot Plant dated December 1, 2009  (herein called the “Schedule A”) and;

(d)

Both companies agree to proceed immediately in accordance with Schedule A - TRU Process Pilot Plant dated December 1, 2009 (herein called the “Schedule A”).

NOW, THEREFORE THIS AGREEMENT WITNESSES that in consideration of the payments and the premises, mutual covenants and agreements herein contained, the parties agree as follows:

1.

REPRESENTATIONS AND WARRANTIES

1.1

Bridge Gap represents and warrants to Rival that:

(a)

it is a body corporate duly incorporated, organized and validly subsisting under the laws of the province of Alberta;

(b)

it has obtained all corporate authorizations for the execution and performance of this Agreement and any agreements referred to or contemplated herein;

(c)

the execution and delivery of this Agreement and any of the agreements referred to or contemplated herein, will not conflict with or result in the breach of any agreement to which it is a party;

(d)

the execution and delivery of this Agreement and any of the agreements referred to or contemplated herein, will not violate or result in the breach of the laws of any jurisdiction applicable or pertaining thereto or of its constating documents;

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1.2

Rival represents and warrants to Bridge Gap that:

(a)

it is a body corporate duly incorporated, organized and validly subsisting under the laws of the State of Nevada;

(b)

it has obtained all corporate authorizations for the execution and performance of this Agreement and any agreements referred to or contemplated herein;

(c)

the execution and delivery of this Agreement and any of the agreements referred to or contemplated herein, will not conflict with or result in the breach of any agreement to which it is a party;

(d)

the execution and delivery of this Agreement and any of the agreements referred to or contemplated herein, will not violate or result in the breach of the laws of any jurisdiction applicable or pertaining thereto or of its constating documents.

2.

ADDITIONAL PARTICIPANTS AND FUTURE AGREEMENTS

2.1

The parties agree the Advisory board to a special purpose Project company will include David Crombie, Dr. Doug Exall, Dr. James Speight and others deemed necessary as the project moves forward.

2.2

Rival will provide Bridge Gap with a quarterly unaudited financial statements and a yearly audited financial statement detailing the financial affairs of Rival. Bridge Gap will be entitled to inspect the books and records of the project at any time.

2.3

The parties agree that on or before the completion of Stage Two they will enter into an Agreement which will, in addition to the standard provisions, contain clauses providing for the following:

  (a) possibility of additional equity investors in Stage Three of the project.

2.4

The parties agree that on or before starting Stage Three they will enter into  an Agreement which will, in addition to the standard provisions, contain clauses providing for the following:

  (a)  future revenue sharing in the form of a trailing royalty tied to production plant output

       (b) consideration to Rival for a license fee minimally equivalent to the total non-recourse                  project funding

3.

NOTICE

3.1

Any notice, direction or other communication required or permitted to be given under this Agreement shall be in writing and may be given by the delivery of the same as follows:

  (a) If to Rival at:

   375 N. Stephanie Street, Suite 1411, Henderson, NV, USA 89014

  (b) If to Bridge Gap at:   Suite 1200, 340 12 Avenue, S.W., Calgary, AB, Canada T2R 1L5

3.2

Any notice, direction or other communication aforesaid will be deemed to have been given and received on the day it was delivered.

3.3

Any party may at any time give to the other party notice in writing of any change of address of the party filing such notice, and from and after the filing of such notice, the address specified will be the address of such party for the purposes of filing notice hereunder.

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4.

GENERAL PROVISIONS

4.1

Arbitration:

The parties agree that all questions or matters of dispute as to the interpretation or effect or any provision of this Agreement or any schedules attached hereto shall be finally settled by arbitration carried out by a single arbitrator in accordance with the provisions of the Commercial Arbitration Act of New York.  The parties agree that the award of such arbitrator shall be binding upon each of them as to law and fact and there shall be no appeal.

4.2

Further Assurances:

The parties will execute such further and other documents and do such further and other things as may be necessary or convenient to carry out and give effect to the intent of this Agreement.

4.3

Entire Agreement:

This Agreement constitutes the entire agreement between the parties and replaces and supersedes all prior agreements, memoranda, correspondence, communications, negotiations and representations, whether oral or written, express or implied, statutory or otherwise between the parties with respect to the subject matter herein.  This Agreement may not be amended or modified except by an instrument in writing signed by each of the parties hereto.

4.4

Waiver:

No consent or waiver, express or implied, by any party to or of any breach or default by any other party of any or all of its obligations under this Agreement will be valid unless it is in writing and stated to be a consent or waiver hereunder.

4.5

Manner of Payment:

All payments to be made to any party hereunder may be made by bank draft wire transfer delivered to such party at its address for notice purposes as provided herein

4.6

Time of the Essence:

Time is hereby expressly made of the essence with respect to the performance by the parties of their respective obligations under this Agreement.

4.7

Schedules:

The following schedules are incorporated into this Agreement by reference:

(1)

Schedule A - TRU Process Pilot Plant dated December 1, 2009

4.8

Governing Law: This Agreement shall be construed and governed by the laws in force in the State of Nevada. This paragraph shall not be construed to affect the rights of a party to enforce a judgment or award outside the said State.

4.9

Headings:

The headings to the articles, paragraphs, parts or clauses of this Agreement and the table of contents are inserted for convenience only and shall not affect the construction hereof.

4.10

Currency:

Except as expressly stated herein all dollar amounts refer to lawful currency of the United States of America.

4.11

Independent Legal Advice:

Each of the parties acknowledges and confirms that it has been provided sufficient opportunity to obtain the recommended independent legal advice and understands the terms of, and its rights and obligations under this Agreement.

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4.12

Termination:  By notice given subject to the terms hereof, this Agreement may be terminated as follows:

            (a)   By Rival if a material breach of any provision of this Agreement has been committed by                Bridge Gap and such breach has not been waived by Rival;

            (b)   By Bridge Gap if a material breach of any provision of this Agreement has been committed           by Rival and such breach has not been waived by Bridge Gap; or

            (c)    By mutual consent of Rival and Bridge Gap.

5.0         SCHEDULES

 Schedule A - TRU Process Pilot Project

 Engineering, construction and Funding Schedule - December 1, 2009

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SIGNATURE PAGE

IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed and delivered as of the day and year first above written.

SIGNED, SEALED AND DELIVERED by

)

Rival Technologies Inc.

)

)

)

C/S

)

_/s/ Douglas B. Thomas

)

Douglas B. Thomas, President & CEO

SIGNED, SEALED AND DELIVERED by

)

Bridge Gap Konsult

)

)

)

C/S

)

/s/ David Crombie

)

David Crombie, President & CEO

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